Microfilm Number________       Filed with the Department of
                               State on__________________________

Entity Number___________      ___________________________________

 STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION

                      DSCB:15-1522 (Rev 90)

     In compliance with the requirements of 15 Pa.C.S.
Section 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.   The name of the corporation is:  Sovereign Bancorp, Inc.

2.   (Check and complete one of the following):

     ___  The resolution amending the Articles under 15 Pa.C.S.
          Section 1522(b) (relating to divisions and determinations by the board), set forth in full, is as follows:



      X   The resolution amending the Articles under 15 Pa.C.S.
          Section 1522(b) is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S.
     Section 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 2,000,000 shares.

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on: May 9, 1995.

5.   (Check, and if appropriate complete, one of the following):

      X The resolution shall be effective upon the filing this statement with respect to shares in the Department of State.

     ___  The resolution shall be effective on:
          ____________________ at _____________________
                  Date                    Hour

          IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 10th day of May, 1995.

                              SOVEREIGN BANCORP, INC.
                                   (Name of Corporation)

                              By:/s/ Jay S. Sidhu
                                        (Signature)

                              TITLE:  President and Chief
                                      Executive Officer

                                                        Exhibit A

                            TERMS OF

     6-1/4% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

                               OF

                     SOVEREIGN BANCORP, INC.


          RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation by the Articles of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, without par value, of the Corporation, to be designated "6-1/4% Cumulative Convertible Preferred Stock, Series B" (hereinafter referred to as the "Series B Preferred Stock" or "this Series"), initially consisting of 2,000,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series B Preferred Stock are not stated and expressed in the Articles of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Articles of Incorporation shall be deemed to have the meanings provided therein):

          1. Designation and Amount. The designation of the series of Preferred Stock created by this resolution shall be "6-1/4% Cumulative Convertible Preferred Stock, Series B" and the number of shares constituting such Series is Two Million (2,000,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding.

          2.   Dividends.

               (a) The holders of record of Series B Preferred Stock shall be entitled to receive, as and if declared by the Board of Directors of the Corporation, out of any funds legally available for the purpose, cumulative cash dividends on each share of Series B Preferred Stock in the amount of 6-1/4% per annum (calculated as a percentage of the liquidation preference applicable to the Series B Preferred Stock as provided herein). Dividends shall accrue from the date of original issuance and shall be payable, as and if declared by the Board of Directors, on February 15, May 15, August 15, and November 15 of each year, commencing August 15, 1995. Each such dividend shall be paid to the holders of record of shares of Series B Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, which shall be a date not more than 30 days nor less than 10 days preceding the dividend payment date, as shall be fixed by the Board of Directors of the Corporation.

               (b) If there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series B Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series B Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of Series B Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series B Preferred Stock and such other series of Preferred Stock to the date of such dividend payment.

               (c)  No interest, or sum of money in lieu of
interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

               (d) Dividends payable on the Series B Preferred Stock for any period less than a full quarterly dividend period, and for any portion of the initial dividend period occurring prior to August 15, 1995, shall be computed on the basis of a 360-day year of four 90-day quarters and the actual number of days elapsed in the period for which payable.

          3.   Redemption.

               (a) The Corporation, at its option, may redeem shares of the Series B Preferred Stock, in whole or in part, at any time or from time to time, at a redemption price as set forth below, plus accrued and unpaid dividends thereon to the date fixed for redemption:


        If Redeemed During the Twelve Months           Redemption
                  Beginning May 15,                       Price

1998 . . . . . . . . . . . . . . . . . . . . . . . .   $52.188
1999 . . . . . . . . . . . . . . . . . . . . . . . .    51.875
2000 . . . . . . . . . . . . . . . . . . . . . . . .    51.563
2001 . . . . . . . . . . . . . . . . . . . . . . . .    51.250
2002 . . . . . . . . . . . . . . . . . . . . . . . .    50.938
2003 . . . . . . . . . . . . . . . . . . . . . . . .    50.625
2004 . . . . . . . . . . . . . . . . . . . . . . . .    50.313
2005 and thereafter. . . . . . . . . . . . . . . . .    50.000

Notwithstanding the foregoing, no shares of Series B Preferred
Stock shall be redeemed hereunder prior to May 15, 1998.

          If the Corporation shall redeem shares of Series B Preferred Stock pursuant to this subparagraph (a), notice of such redemption shall be mailed by first class mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series B Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the redemption price; (d) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series B Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as shareholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of Series B Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series B Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series B Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) in any method determined by the Corporation in its sole discretion to be equitable.

               (b) In no event shall the Corporation redeem or purchase any shares of Series B Preferred Stock pursuant to this
Section 4 unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series B Preferred Stock, or any other series of Preferred Stock then outstanding ranking on a parity with or prior to the Series B Preferred Stock as to dividends, for all past dividend periods, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

               (c)  All shares of Series B Preferred Stock
redeemed by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued by the Corporation as shares of one or more series of Preferred Stock other than Series B Preferred Stock.

          4.   Conversion Rights.

               (a) The holder of any share or shares of Series B Preferred Stock shall have the right, at any time, to convert any shares of Series B Preferred Stock (except any share of Series B Preferred Stock which shall have been called for redemption pursuant to the provisions hereof, the conversion right with respect thereto shall terminate on the close of business of the date fixed for redemption) into fully paid and non-assessable shares of the Common Stock of the Corporation, at a conversion rate of 4.752 shares of Common Stock for each share of Series B Preferred Stock, subject to adjustment as hereinafter provided. The conversion right herein granted shall be exercised by the surrender of a certificate or certificates for Series B Preferred Stock to be so converted at the office of any transfer agent for the Series B Preferred Stock, at any time during its usual business hours, together with written notice that the holder elects to convert the same, or a stated number of shares thereof, which notice shall state the name or names (with addresses) in which the certificate or certificates of Common Stock shall be issued. Every such notice of election to convert shall constitute a contract between the holder of such Series B Preferred Stock and the Corporation, whereby such holder shall be deemed to subscribe for the amount of Common Stock which he will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and any cash adjustment to which he may be entitled), to surrender such Series B Preferred Stock and to release the Corporation from all obligation on the shares to be converted and whereby the Corporation shall be deemed to agree that the surrender of such shares and the extinguishment of obligation thereon shall constitute full payment for the Common Stock so subscribed for and to be issued upon such conversion.

               (b)  As promptly as practicable after the
conversion of any Series B Preferred Stock and the payment in cash of any amount required by paragraph (h) of this Section 4, the Corporation shall deliver or cause to be delivered to or upon the written order of the holder of such Series B Preferred Stock certificates representing the number of shares of Common Stock issuable upon such conversion, issued in such name or names as such holder shall have directed, together with cash in respect of any fractional interest in a share of Common Stock issuable upon such conversion and, if only a part of such Series B Preferred Stock is converted, a certificate or certificates for the unconverted shares of Series B Preferred Stock. Such conversion shall be deemed to have been made at the close of business on the day of surrender of the Series B Preferred Stock for conversion, and the rights of the holder of such stock as a Series B Preferred Shareholder, in respect of the stock surrendered for conversion, shall cease at such time and the person or persons in whose name or names the certificates for such shares are to be issued shall be treated for all purposes as having become the record holder or holders of Common Stock at such time and such conversion shall be at the conversion rate in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Corporation shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open and such conversion shall be at the conversion rate in effect at the opening of business on such next succeeding day.

          If the last day for the exercise of the conversion is a legal holiday in the city in which the transfer agent to which shares are presented for conversion is located, then such conversion right may be exercised (at the conversion rate in effect on such last day) upon the next succeeding day not in such city a legal holiday.

               (c) No payment or adjustment shall be made upon any conversion in respect of dividends accrued and unpaid on the Series B Preferred Stock to the date of conversion or in respect of any dividends on the Common Stock issued upon such conversion.

               (d)  The conversion rate shall be subject to
adjustment from time to time as follows:

                    (i)  In case the Corporation shall at any
     time (A) pay a dividend or make a distribution on shares of its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number of securities (including shares of Common Stock), or (c) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares (including shares of Common Stock), the conversion rate in effect immediately prior thereto shall be adjusted so that the holder of record of any shares of Series B Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Corporation which he would have owned or have been entitled to receive after the happening of any of the event described above had such shares of Series B Preferred Stock been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination; provided, however, that in the event no record date is specified for any dividend, such adjustment shall become effective on the payment date for such dividend. If, as a result of an adjustment made pursuant to this subparagraph (i), the holder of any Series B Preferred Stock thereafter converted shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors of the Corporation (whose determination shall be conclusive) shall determine the allocation of the adjusted conversion rate between or among shares of such classes of capital stock.

     In the event that any time, as a result of an adjustment made to this subparagraph (i), the holder of any Series B Preferred Stock thereafter converted shall become entitled to receive any shares or other securities of the Corporation other than shares of Common Stock, thereafter the number of such other shares so received upon conversion of any Series B Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this paragraph 4(d), and other provisions of this Section 4 with respect to the shares of Common Stock shall apply on like term to any such other shares or other securities.

                    (ii)  In case the Corporation shall fix a
     record date for the issuance of rights or warrants to all holders of its Common Stock (or securities convertible into Common Stock) entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Stock at a price per share (or a conversion price per share) less than the current market price per share of Common Stock (as defined in subparagraph (iv) below) at such record date, the conversion rate in effect immediately prior thereto shall be adjusted so that the same shall equal the rate determined by multiplying the conversion rate in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible), and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares so offered (or the aggregate initial conversion price of the convertible securities so offered) would purchase at such current market price. Such adjustment shall be made successively whenever such a record date is fixed, and become effective immediately after such record date; provided, however, that, in the event no record date is fixed, such adjustment shall be made successively and shall become effective on the distribution date. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares, there shall be taken into account any consideration received by the Corporation for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Corporation. Common stock owned by or held for the account of the Corporation or any majority owned subsidiary shall not be deemed outstanding for the purpose of any adjustment required under this subparagraph (ii).

                    (iii)  In case the Corporation shall fix a
     record date for making a distribution to all holders of its Common Stock evidences of its indebtedness or assets (excluding regular quarterly or other periodic or recurring cash dividends or distributions and cash dividends or distributions paid from retained earnings or referred to in subparagraph (i) above) or rights or warrants to subscribe or purchase (excluding those referred to in subparagraph (ii) above), then in each such case the conversion rate shall be adjusted so that the same shall equal the rate determined by multiplying the conversion rate in effect immediately prior to such record date by a fraction of which the numerator shall be the current market price (as defined in subparagraph (iv) below) per share of the Common Stock on such record date, and the denominator of which shall be such current market price per share of Common Stock, less the then fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after such record date. Notwithstanding the foregoing, in the event that the Corporation shall distribute any rights or warrants to acquire capital stock ("Rights") pursuant to this subparagraph (iii), the distribution of separate certificates representing such Rights subsequent to their initial distribution (whether or not such distribution shall have occurred prior to the date of the issuance of such Series B Preferred Stock) shall be deemed to be the distribution of such Rights for purposes of this subparagraph (iii); provided that the Corporation may, in lieu of making any adjustment pursuant to this subparagraph (iii) upon a distribution of separate certificates representing such Rights, make proper provision so that each holder of such Series B Preferred Stock who converts such Series B Preferred Stock (or any portion thereof) (A) before the record date for such distribution of separate certificates shall be entitled to receive upon such conversion shares of Common Stock issued with Rights and
     (B) after such record date and prior to the expiration, redemption or termination of such Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the same number of such Rights as would a holder of the number of shares of Common Stock that such Series B Preferred Stock so converted would have entitled the holder thereof to purchase in accordance with the terms and provisions of and applicable to the Rights if such Series B Preferred Stock were converted immediately prior to the record date for such distribution; provided, however, that, in the event no record date is fixed, such adjustment shall be made successively and shall become effective on the distribution date. Common stock owned by or held for the account of the Corporation or any majority owned subsidiary shall not be deemed outstanding for the purpose of any adjustment required under this subparagraph (iii).

                    (iv)  For the purpose of any computation
     under subparagraph (ii) and (iii) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the thirty consecutive business days commencing forty-five business days before the day in question. The closing price for any day shall be (A) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price (regular way), or the average of the closing bid and ask prices, if no sale occurred, of Common Stock on the principal securities exchange on which the Common Stock is listed, (B) if not listed as described in (A) but if quoted on the Nasdaq Stock Market (formerly the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) the last sale price, or the average of the closing bid and ask prices, if no sale occurred, of Common Stock on the Nasdaq Stock Market, (C) if not quoted as described in clause (B), the mean between the closing high bid and low asked quotations of Common Stock on the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system or automated dissemination of quotations of securities prices then in common use, if so quoted, or (D) if not quoted as described in clauses (B) or (C), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days. If none of the conditions set forth above is met, the closing price of Common Stock on any day or the average of such closing prices for any period shall be the fair market value of Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Corporation.

                    (v)  (A)  Nothing contained herein shall be
          construed to require an adjustment in the conversion rate as a result of the issuance of Common Stock pursuant to, or the granting or exercise of any rights under, the Corporation's Dividend Reinvestment and Stock Purchase Plan, the Corporation's Employee Stock Purchase Plan, the Corporation's Stock Option Plan or any successor or similar plans providing for the purchase of shares of Common Stock by the Corporation's shareholders or employees at a price not less than 90% of the "average market price" during the "pricing period" as such terms, or equivalent terms, are defined in, and as calculated pursuant to, such plans from time to time.

                         (B)  In addition, no adjustment in the
          conversion rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this subparagraph (v)(B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; further provided, however, that any adjustments which by reason of this subparagraph (v)(B) are not otherwise required to be made shall be made no later than 3 years after the date on which occurs an event that requires an adjustment to be made or carried forward.

                         (C)  All calculations under this
          Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Corporation shall be entitled to make such increases in the conversion rate, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its shareholders shall not be taxable.

                    (vi) In any case in which this paragraph (d) provides that an adjustment shall become effective after a record date for an event, the Corporation may defer until the occurrence of such event (A) delivering to the holder of any Series B Preferred Stock converted after such record date and before the occurrence of such event the additional shares of stock deliverable upon such conversion by reason of the adjustment required by such event over and above the Common Stock deliverable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fraction pursuant to paragraph (a), provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's rights to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment. If such event does not occur, no adjustments shall be made pursuant to this paragraph (d).

               (e) No fractional shares of stock shall be issued upon the conversion of any Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional share of stock which would otherwise be issuable upon conversion of any Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price per share of Common Stock on the business day which immediately precedes the day of conversion. The closing price for such business day shall be (A) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price (regular way), or the average of the closing bid and ask prices, if no sale occurred, of Common Stock on the principal securities exchange on which the Common Stock is listed, (B) if not listed as described in (A) but if quoted on the Nasdaq Stock Market (formerly the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) the last sale price, or the average of the closing bid and ask prices, if no sale occurred, of Common Stock on the Nasdaq Stock Market,
(C) if not quoted as described in clause (B), the mean between the closing high bid and low asked quotations of Common Stock on the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system or automated dissemination of quotations of securities prices then in common use, if so quoted, or (D) if not quoted as described in clauses (B) or (C), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days. If none of the conditions set forth above is met, the closing price of Common Stock on any day or the average of such closing prices for any period shall be the fair market value of Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Corporation.

               (f) In case any of the following shall occur while any Series B Preferred Stock is outstanding: (i) any reclassification or change of the outstanding shares of Common Stock deliverable upon conversion of the Series B Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, but including any change in the shares of Common Stock into two or more classes or series of securities); or (ii) any consolidation or merger to which the Corporation is a party (other than a consolidation or a merger in which the Corporation is the continuing corporation and which does not result in any reclassification of, or change other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination in, the outstanding shares of Common Stock issuable upon conversion of the Series B Preferred Stock); or (iii) any sale or conveyance to another corporation of the properties and assets of the Corporation as an entirety or substantially as an entirety; then the Corporation, or such successor or purchasing corporation, as the case may be, shall make appropriate provision in its charter or otherwise so that the holders of the Series B Preferred Stock then outstanding shall have the right at any time thereafter to convert such Series B Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Series B Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such provision shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 4. The above provisions of this paragraph (f) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

               (g) The Corporation will at all times reserve and keep available out of its authorized but unissued or treasury stock, solely for the purpose of issue upon conversion of the Series B Preferred Stock as provided in this Section 4, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock.

               (h) The issuance of certificates for shares of Common Stock upon conversion of Series B Preferred Stock shall be made without charge to the converting shareholder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the holder of the Series B Preferred Stock converted. However, if any such certificate is to be issued in a name other than that of the holder of the converted Series B Preferred Stock, the Corporation shall not be required to issue or deliver any stock certificate or certificates unless and until the holder has paid to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

               (i) Whenever the conversion rate then in effect is adjusted as herein provided, the Corporation shall mail to each holder of the Series B Preferred Stock at such holder's address as it shall appear on the books of the Corporation a statement setting forth the adjusted conversion rate, then and thereafter effective under the provisions hereof together with the facts, in reasonable detail, upon which such adjustment is based.

               (j) In case any of the following shall occur while any Series B Preferred Stock is outstanding: (i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock other than in cash out of its current or retained earnings; or (ii) other than pursuant to the shareholder or employee plans, or any successor plans, in accordance with paragraph (d)(v)(A) above, the Corporation shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights or warrants; or (iii) any reclassification or change of the outstanding shares of Common Stock deliverable upon conversion of the Series B Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, but including any changes in the shares of Common Stock into two or more classes or series of securities); or any consolidation or merger to which the Corporation is a party (other than a consolidation or a merger in which the Corporation is the continuing corporation and which does not result in any reclassification of, or change other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination in, the outstanding shares of Common Stock issuable upon conversion of the Series B Preferred Stock); or (iv) any sale or conveyance to another corporation of the properties and assets of the Corporation as an entirety or substantially as an entirety; or (v) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall mail to each holder of Series B Preferred Stock at such holder's address as it shall appear on the books of the Corporation, at least fifteen days prior to the applicable record date hereinafter specified, a notice stating (x) the record date for such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, dissolution, liquidation or winding up. No failure to mail ouch notice nor any defect therein or in the mailing thereof shall affect the legality or validity of an any such transaction or any adjustment in the conversion rate or conversion price required by this Section 4.

          5.   Voting.  (a)  Except as hereinafter in this
Section 5 expressly provided or as otherwise required by law, the Series B Preferred Stock shall have no voting power.

               (b) Whenever and as often as dividends payable on any share or shares of the Preferred Stock of the Corporation at the time outstanding shall be accumulated and unpaid in an amount equivalent to or exceeding six quarterly dividends (whether or not declared and whether or not consecutive), the number of directors constituting the full Board of Directors shall be increased by two in the manner prescribed by law and the Articles of Incorporation and Bylaws of the Corporation and the holders of record of the Preferred Stock of all series shall thereafter have the right, voting noncumulatively separately as a single class, to elect two directors to the Board of Directors. In any election of directors, the holders of shares of Series B Preferred Stock shall be entitled to cast one vote per share.

               (c) At any time when the right of holders of Series Stock to elect two additional directors shall have so vested, the Corporation may, and upon the written request of the holders of record of not less than 10% of the Series B Preferred Stock then outstanding (or 10% of all Preferred Stock having the right to vote for such directors in case holders of shares of other series of Preferred Stock shall also have the right to elect directors in such circumstances) shall, call a special meeting of holders of such Series B Preferred Stock (and other series of Preferred Stock, if applicable) for the election of directors. In the case of such a written request, such special meeting shall be held within 60 days after the delivery of such request, and, in either case, at the place and upon the notice provided by law and in the bylaws of the Corporation; except that the Corporation shall not be required to call such a special meeting if the request is received less than 120 days before the date fixed for the next ensuing annual meeting of shareholders of the Corporation. At all meetings of shareholders at which holders of Preferred Stock shall be entitled to vote for directors as a single class, the holders of a majority of the outstanding shares of each class or series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by that class or series of its designated directors. Directors to be elected by shareholders voting as a class shall be elected by the vote of at least a plurality of votes cast by such shareholders present in person or proxy at the meeting.

               (d) The two directors elected as provided in this subsection shall serve until the next annual meeting of shareholders of the Corporation at which directors of the class in which such directors are serving are to be elected and until their respective successors shall be elected and qualified or the earlier expiration of their terms as provided in this subsection. No such director may be removed without the vote or consent of holders of a majority of the shares of Series B Preferred Stock (or holders of a majority of shares of Preferred Stock having the right to vote in the election of such director in case holders of shares of other series of Preferred Stock shall also have the right to elect such director). In case any vacancy shall occur among the directors elected by such shareholders voting as a class, such vacancy may be filled by the remaining director so elected, or his successor then in office, and the director so elected to fill such vacancy shall serve for the unexpired term of the director for which the vacancy is being filled.

               (e)  Such voting rights of the holders of
Preferred Stock as a single class, once effective, shall continue only until all arrears in dividends (whether or not declared) on the Preferred Stock shall have been paid or declared and set apart for payment at which time the right of the Preferred Stock to vote as a single class for the election of directors, as herein set forth, shall terminate.

               (f) The consent of the holders of at least two-thirds of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at a meeting of stockholders at which the holders of the Preferred Stock shall vote separately as a class without regard to series, the holders of shares of Series B Preferred Stock being entitled to cast one vote per share thereon, shall be necessary for effecting or validating:

                    (i)  any change in the Articles of
     Incorporation or By-laws of the Corporation which would materially and adversely alter or change the preferences, privileges, rights or powers given to the holders of the Preferred Stock, provided, that if one or more but not all series of Preferred Stock at the time outstanding are so affected, only the consent of the holders of at least two-thirds of each series so affected, voting separately as a class, shall be required; or

                    (ii)  the issuance of any shares of any other
     class of stock of the Corporation ranking prior to the Preferred Stock.

     The term "ranking prior to the Preferred Stock" shall mean and include all shares of stock of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or at to distributions in the event of a voluntary or an involuntary liquidation, dissolution or winding up of the corporation, are given preference over the rights of the holders of the Preferred Stock.

          6. Liquidation Rights. (a) In the event of any liquidation, dissolution or winding up of the Corporation, voluntary or involuntary, the holders of all shares of Series B Preferred Stock shall be entitled to be paid in full out of the assets of the Corporation available for distribution to shareholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking an to such distribution junior to the Series B Preferred Stock, an amount equal to $50 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series B Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series B Preferred Stock are not paid in full, the holders of the Series B Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series B Preferred Stock of the full preferential amounts provided for in this Section 6, the holders of the Series B Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

               (b) None of the following shall be considered a liquidation, dissolution or winding up of the Corporation within the meaning of this section:

                    (i)  a consolidation or merger of the
     Corporation with or into any other corporation;

                    (ii)  a merger of any other corporation into
     the Corporation;

                    (iii)  a reorganization of the Corporation;

                    (iv)  the purchase or redemption of all or
     part of the outstanding shares of any class or classes of the Corporation;

                    (v) a sale or transfer of all or any part of its assets;

                    (vi)  a share exchange to which the
     Corporation is a party; or

                    (vii)  a division of the Corporation.

          7. Limitation on Dividends on Junior Stock. So long as any Series B Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock of the Corporation or any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Series B Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment an account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in that case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

               A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior
     Stock.

               B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders, obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock.